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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of earliest event reported): December 3, 2007
                                                        ----------------


                           COVER-ALL TECHNOLOGIES INC.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


          Delaware                   0-13124                     13-2698053
          --------                   --------                    ----------
(STATE OR OTHER JURISDICTION        (COMMISSION                 (IRS EMPLOYER
     OF INCORPORATION)              FILE NUMBER)             IDENTIFICATION NO.)


                    55 Lane Road, Fairfield, New Jersey 07004
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                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


Registrant's telephone number, including area code            (973) 461-5200
                                                   -----------------------------


                                       N/A
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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01 OTHER EVENTS

On December 3, 2007, Mark Johnston and Earl Gallegos, directors of Cover-All Technologies Inc., a Delaware corporation (the "Company"), and Maryanne
Gallagher, the Chief Operating Officer of the Company, each entered into separate pre-arranged "trading plans" intended to qualify under Rule 10b5-1 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The purpose of the trading plans is to enable each of Mr. Johnston, Mr. Gallegos and Ms. Gallagher to exercise their currently outstanding options to purchase common stock of the Company through the exchange of shares of the Company's common stock held by each of them.

A copy of the Company's press release dated December 3, 2007 announcing the plans is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

99.1 Press release of Cover-All Technologies Inc. dated December 3, 2007.


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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        COVER-ALL TECHNOLOGIES INC.


Date: December 3, 2007                  By: /s/ Ann Massey
                                            ------------------------------------
                                            Ann Massey, Chief Financial Officer